MERRILL LYNCH
                                                                   U.S. TREASURY
                                                                      MONEY FUND

                               [GRAPHIC OMITTED]

                                                            STRATEGIC
                                                                     Performance

                                                              Semi-Annual Report
                                                                    May 31, 2000

Merrill Lynch U.S. Treasury Money Fund                              May 31, 2000

DEAR SHAREHOLDER

For the six-month period ended May 31, 2000, Merrill Lynch U.S. Treasury Money Fund paid shareholders a net annualized dividend of 4.52%.* The Fund's 7-day yield as of May 31, 2000 was 4.60%.

The average portfolio maturity for Merrill Lynch U.S. Treasury Money Fund at May 31, 2000 was 62 days, compared to 68 days as of November 30, 1999.

The Environment

As 1999 drew to close, the Federal Reserve Board took extraordinary steps to ensure liquidity in the financial markets. The Federal Reserve Board tightened monetary policy once during the last quarter of 1999, but adopted a neutral bias through the year-end in an effort to reassure investors and eliminate uncertainty. However, growth remained strong and two additional 25 basis point (0.25%) interest rate increases were implemented in February and March 2000. At that time, the US Treasury also announced anticipated changes to the auction schedule. The Federal budget surplus has made it necessary to decrease the amount of securities sold by the Treasury; therefore, the changes will include reduced auctions, reduced auction sizes, and a buy-back program (the Treasury intends to buy back old off-the-run less liquid issues in order to keep current issues liquid). The announcement caused unintended results as the yield curve inverted dramatically as investors rushed to buy the longer-term issues.

At this time, it is unclear when this technical inversion will be unwound, as it seems likely that further short-term interest rate increases will be forthcoming as long as the current economic momentum continues. Reinvestment of the three rounds of cash management bills in April along with the Federal Reserve Board's impending interest rate increases have combined to keep the front-end of the yield curve steep. Although Treasury yields fell sharply, other fixed-income asset classes did not participate to the same extent. In addition, the business practices of Government-sponsored agencies were placed under scrutiny by Congress, which pressured quality spreads across the yield curve.

In early May, investors began to price in a 50 basis point move, with a greater probability of more increases later in the summer. New home sales grew by an alarming 966,000 and the unemployment rate fell to 3.9%. Citing the risk of accelerating inflation, the Federal Reserve Board increased interest rates by 50 basis points at its meeting on May 16, 2000. As US consumers appear unimpeded by the Federal Reserve Board's gradualistic approach, more forceful action may be warranted and another 25 basis point increase could be a possibility at the next meeting of the Federal Reserve Board on June 28, 2000. In this environment, we generally maintained a conservative approach to the market. During the six-month period ended May 31, 2000, Treasury bills with smaller competitive pools were our main investment.

In Conclusion

We thank you for your investment in Merrill Lynch U.S. Treasury Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Donaldo S. Benito

Donaldo S. Benito
Portfolio Manager

June 27, 2000

--------------------------------------------------------------------------------
We are pleased to announce that Donaldo S. Benito is responsible for the day-to-day management of Merrill Lynch U.S. Treasury Money Fund. Mr. Benito has been Vice President of Merrill Lynch Asset Management, L.P. since 1986.
--------------------------------------------------------------------------------

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Merrill Lynch U.S. Treasury Money Fund                              May 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                                      Face        Interest  Maturity
Issue                                Amount        Rate*      Date       Value
--------------------------------------------------------------------------------
US Government Obligations--105.8%
--------------------------------------------------------------------------------
US Treasury Bills                   $  1,426       5.595%    6/01/00   $  1,426
                                       2,600        5.60     6/01/00      2,600
                                         972        5.65     6/08/00        971
                                         172        5.71     6/08/00        172
                                         291        5.72     6/08/00        291
                                          34        5.71     6/15/00         34
                                         709        5.58     6/22/00        707
                                         400        5.73     6/29/00        398
                                       2,893        5.62     7/06/00      2,878
                                       2,000        5.63     7/06/00      1,989
                                       1,014        5.66     7/06/00      1,008
                                         629        5.67     7/06/00        625
                                       2,210        5.68     7/06/00      2,197
                                       1,277        5.62     7/13/00      1,269
                                         807        5.64     7/13/00        802
                                       1,030        5.65     7/13/00      1,023
                                       2,104        5.66     7/13/00      2,090
                                         280        5.82     8/03/00        277
                                         630        5.86     8/03/00        624
                                         240       5.915     8/10/00        237
                                       1,000        5.92     8/10/00        990
                                         200        5.95     8/10/00        198
                                         630       5.685     8/24/00        622
                                         100       5.735     8/24/00         99
                                         535        5.74     8/24/00        528
                                       2,000        5.74     8/31/00      1,972
                                          91        5.82     8/31/00         90
                                         300        5.84     9/07/00        295
                                       1,600       5.825     9/21/00      1,572
                                         523        5.83     9/21/00        514
                                          90       5.725    10/05/00         88
                                       2,000        5.78    10/05/00      1,959
                                         660        5.79    10/05/00        647
                                         303       5.795    10/05/00        297
                                         437       5.805    10/05/00        428
                                         377        5.84    10/05/00        369
--------------------------------------------------------------------------------
US Treasury Notes                        923       5.375     7/31/00        922
                                       1,756        6.00     8/15/00      1,756
                                         222       5.125     8/31/00        222
                                         200        4.00    10/31/00        198
                                         200       4.625    12/31/00        198
--------------------------------------------------------------------------------
Total US Government Obligations (Cost--$35,575) ....................     35,582
--------------------------------------------------------------------------------
Total Investments (Cost--$35,575)--105.8% ..........................     35,582

Liabilities in Excess of Other Assets--(5.8%) ......................     (1,955)
                                                                       --------
Net Assets--100.0% .................................................   $ 33,627
                                                                       ========
--------------------------------------------------------------------------------
* US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed rates upon maturity.

See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                              May 31, 2000

FINANCIAL INFORMATION

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of May 31, 2000
--------------------------------------------------------------------------------

Assets:         Investments, at value (identified cost--$35,574,573*) ..............               $35,581,862
                Cash ...............................................................                     3,546
                Receivables:
                  Interest .........................................................  $   52,284
                  Beneficial interest sold .........................................         688        52,972
                                                                                      ----------
                Prepaid registration fees and other assets .........................                    55,213
                                                                                                   -----------
                Total assets .......................................................                35,693,593
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
Liabilities:    Payables:
                  Securities purchased .............................................   1,970,981
                  Beneficial interest redeemed .....................................      31,646
                  Distributor ......................................................      17,442
                  Investment adviser ...............................................       3,653     2,023,722
                                                                                      ----------
                Accrued expenses and other liabilities .............................                    43,051
                                                                                                   -----------
                Total liabilities ..................................................                 2,066,773
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
Net Assets:     Net assets .........................................................               $33,626,820
                                                                                                   ===========
--------------------------------------------------------------------------------------------------------------
Net Assets      Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:     shares authorized ..................................................               $ 3,361,953
                Paid-in capital in excess of par ...................................                30,257,578
                Unrealized appreciation on investments--net ........................                     7,289
                                                                                                   -----------
                Net assets--Equivalent to $1.00 per share based on 33,619,531 shares
                of beneficial interest outstanding .................................               $33,626,820
                                                                                                   ===========
--------------------------------------------------------------------------------------------------------------

* As of May 31, 2000, net unrealized appreciation for Federal income tax purposes amounted to $7,289, of which $10,755 related to appreciated securities and $3,466 related to depreciated securities. The aggregate cost of investments at May 31, 2000 for Federal income tax purposes was $35,574,573.

See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                              May 31, 2000

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------

                                                                                          For the Six Months Ended
                                                                                                      May 31, 2000
------------------------------------------------------------------------------------------------------------------
Investment Income:   Interest and amortization of premium and discount earned .........                $ 1,313,848
------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees .........................................   $ 119,673
                     Professional fees ................................................      43,891
                     Trustees' fees and expenses ......................................      35,943
                     Accounting fees ..................................................      27,704
                     Distribution fees ................................................      25,163
                     Registration fees ................................................      23,383
                     Printing and shareholder reports .................................      14,815
                     Transfer agent fees ..............................................      13,104
                     Custodian fees ...................................................       4,232
                     Other ............................................................       1,715
                                                                                          ---------
                     Total expenses before reimbursement ..............................     309,623
                     Reimbursement of expenses ........................................     (83,771)
                                                                                          ---------
                     Total expenses after reimbursement ...............................                    225,852
                                                                                                       -----------
                     Investment income--net ...........................................                  1,087,996
                                                                                                       -----------
------------------------------------------------------------------------------------------------------------------
Realized & Unreal-   Realized gain on investments--net ................................                      3,283
ized Gain on         Change in unrealized appreciation/depreciation on investments--net                     18,753
Investments--Net:                                                                                      -----------
                     Net Increase in Net Assets Resulting from Operations .............                $ 1,110,032
                                                                                                       ===========
------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                              For the Six       For the
                                                                                              Months Ended     Year Ended
Increase (Decrease) in Net Assets:                                                            May 31, 2000    Nov. 30, 1999
---------------------------------------------------------------------------------------------------------------------------
Operations:             Investment income--net ...........................................   $   1,087,996    $   2,050,164
                        Realized gain on investments--net ................................           3,283           10,661
                        Change in unrealized appreciation/depreciation on investments--net          18,753          (23,555)
                                                                                             -------------    -------------
                        Net increase in net assets resulting from operations .............       1,110,032        2,037,270
                                                                                             -------------    -------------
---------------------------------------------------------------------------------------------------------------------------
Dividends &             Investment income--net ...........................................      (1,087,996)      (2,050,164)
Distributions to        Realized gain on investments--net ................................          (3,283)         (10,661)
Shareholders:                                                                                -------------    -------------
                        Net decrease in net assets resulting from dividends and
                        distributions to shareholders ....................................      (1,091,279)      (2,060,825)
                                                                                             -------------    -------------
---------------------------------------------------------------------------------------------------------------------------
Beneficial Interest     Net proceeds from sale of shares .................................      98,575,661      133,775,070
Transactions:           Net asset value of shares issued to shareholders in reinvestment
                        of dividends and distributions ...................................       1,087,118        2,052,615
                                                                                             -------------    -------------
                                                                                                99,662,779      135,827,685
                        Cost of shares redeemed ..........................................    (108,295,443)    (139,671,202)
                                                                                             -------------    -------------
                        Net decrease in net assets derived from beneficial
                        interest transactions ............................................      (8,632,664)      (3,843,517)
                                                                                             -------------    -------------
---------------------------------------------------------------------------------------------------------------------------
Net Assets:             Total decrease in net assets .....................................      (8,613,911)      (3,867,072)
                        Beginning of period ..............................................      42,240,731       46,107,803
                                                                                             -------------    -------------
                        End of period ....................................................   $  33,626,820    $  42,240,731
                                                                                             =============    =============
---------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                              May 31, 2000

FINANCIAL INFORMATION (concluded)

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                                             For the
                                                                               Six
The following per share data and ratios have been derived                     Months
from information provided in the financial statements.                         Ended           For the Year Ended November 30,
                                                                              May 31,    -------------------------------------------
Increase (Decrease) in Net Asset Value:                                        2000        1999       1998       1997        1996
------------------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period ..................  $   1.00    $   1.00   $   1.00   $   1.00    $   1.00
Operating                                                                    --------    --------   --------   --------    --------
Performance:        Investment income--net ................................     .0227       .0386      .0453      .0451       .0447
                    Realized and unrealized gain (loss) on
                     investments--net ....................................      .0005      (.0002)     .0009      .0002       .0003
                                                                             --------    --------   --------   --------    --------
                    Total from investment operations ......................     .0232       .0384      .0462      .0453       .0450
                                                                             --------    --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net ..............................    (.0227)     (.0386)    (.0453)    (.0451)     (.0447)
                      Realized gain on investments--net ...................    (.0001)     (.0002)    (.0006)    (.0003)     (.0004)
                                                                             --------    --------   --------   --------    --------
                    Total dividends and distributions .....................    (.0228)     (.0388)    (.0459)    (.0454)     (.0451)
                                                                             --------    --------   --------   --------    --------
                    Net asset value, end of period ........................  $   1.00    $   1.00   $   1.00   $   1.00    $   1.00
                                                                             ========    ========   ========   ========    ========
                    Total investment return** .............................      4.52%*      3.93%      4.66%      4.65%       4.70%
                                                                             ========    ========   ========   ========    ========
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses, net of reimbursement ........................       .94%*       .83%       .75%       .78%        .77%
Net Assets:                                                                  ========    ========   ========   ========    ========
                    Expenses ..............................................      1.29%*      1.18%      1.10%      1.13%       1.12%
                                                                             ========    ========   ========   ========    ========
                    Investment income and realized gain on
                    investments--net ......................................      4.55%*      3.90%      4.60%      4.57%       4.55%
                                                                             ========    ========   ========   ========    ========
------------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:  Net assets, end of period (in thousands) ..............  $ 33,627    $ 42,241   $ 46,108   $ 49,742    $ 47,945
                                                                             ========    ========   ========   ========    ========
------------------------------------------------------------------------------------------------------------------------------------

*  Annualized.
** The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                              May 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch U.S. Treasury Money Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of variable rate securities is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily net assets of the Fund.

For the six months ended May 31, 2000, MLAM earned fees of $119,673, of which $83,771 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee at the end of each month at the annual rate of .125% of the average daily net assets of the Fund. This fee is to compensate MLFD for the services it provides and the expenses borne by MLFD under the Distribution Agreement.

Merrill Lynch U.S. Treasury Money Fund                              May 31, 2000

As authorized by the Plan, MLFD has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") which provides for the compensation of MLPF&S for providing distribution-related services to the Fund. Such services relate to the sale, promotion, and marketing of the shares of the Fund. For the six months ended May 31, 2000, MLFD earned $25,163 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Arthur Zeikel, Trustee
Kevin J. McKenna, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
U.S. Treasury Money Fund
Box 9011
Princeton, NJ
08543-9011                                                          #13966--5/00

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